WARRANT PURCHASE AGREEMENT


         WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of June 17, 1997, between Magellan Health Services, Inc., a Delaware corporation (the "Company"), and Crescent Operating, Inc., a Delaware corporation (the "Buyer").

         WHEREAS, the Company desires to sell to Buyer, and Buyer desires to purchase from the Company, warrants to purchase shares of common stock of the Company, par value $.25 per share ("Common Stock"); and

         WHEREAS, the Company and Crescent Real Estate Equities Limited Partnership ("Crescent") entered into that certain Real Estate Purchase and Sale Agreement dated January 29, 1997 ("REIT Purchase Agreement"), as amended, pursuant to which Crescent agreed to purchase certain real estate and related assets from the Company; and

         WHEREAS, the Company and Crescent also agreed to certain other transactions pursuant to the Transaction Documents (as defined in the REIT Purchase Agreement).

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and Buyer hereby agree as follows:


                                    ARTICLE I

                            TERMS OF THE TRANSACTION

         1.1 Agreement to Sell and to Purchase Warrants. At the Closing (as defined in the REIT Purchase Agreement), and on the terms and subject to the conditions set forth in this Agreement, the Company shall sell to Buyer, and Buyer shall purchase from the Company, warrants (collectively, the "Warrants") to purchase shares of Common Stock. The Warrants shall be exercisable during the periods set forth on Annex 1 and shall constitute the right to purchase that number of shares of Common Stock as set forth on Annex 1 (subject to adjustment from time to time as provided in the Warrants). The Warrants shall be in substantially the form set forth as Exhibit A hereto (except for the number of shares and the exercise periods which shall be in accordance with Annex I).

         1.2 Purchase Price and Payment. The parties hereto acknowledge that the Purchase Price for the Warrants was made by them in arm's length negotiation. The aggregate purchase price for the Warrants is Twelve Million Five Hundred Thousand Dollars ($12,500,000) (the "Purchase Price"). The Purchase Price payable by Buyer for the Warrants shall be paid by Buyer on or before the Closing Date (as hereinafter defined) in immediately available funds by confirmed wire transfer to a bank account to be designated by the Company (such designation to occur no later than the third Business Day prior to the Closing
Date).

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         1.3      Defined Terms.  A list of terms used in this Agreement is set forth in Article XI.

                                   ARTICLE II

                            CLOSING AND CLOSING DATE

         The Closing of the transactions contemplated hereby shall occur at the time of the Closing of the REIT Purchase Agreement and upon satisfaction of the conditions to Closing set forth herein and therein. The date on which the Closing is required to take place is herein referred to as the "Closing Date." All Closing transactions shall be deemed to have occurred simultaneously.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Buyer, as of the date hereof, that:

         3.1 Corporate Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority in all material respects to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve the Company are pending or, to the best knowledge of the Company, are threatened.

         3.2      Capitalization of the Company.

         (a) As of January 29, 1997, the authorized capital stock of the Company consisted of (i) 80,000,000 shares of Common Stock, of which, as of that date, 28,686,091 shares were outstanding and 4,423,740 shares were held in the Company's treasury, and (ii) 10,000,000 shares of Preferred Stock, without par value, of which, as of that date, no shares are outstanding. All outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable, and no shares of capital stock of the Company are subject to, nor have any been issued in violation of, preemptive or similar rights. As of January 29, 1997, (i) an aggregate of 4,369,752 shares of Common Stock were reserved for issuance pursuant to stock options granted to certain directors, officers, and employees; (ii) an aggregate of 2,168,661 shares of Common Stock were reserved for issuance and issuable upon the exercise of outstanding warrants; (iii) certain shares of Common Stock were reserved for issuance upon the exercise of certain purchase rights which become exercisable pursuant to the terms of the Rights Agreement; and (iv) an aggregate of 2,831,739 shares of Common stock were reserved for issuance and issuable under the Exchange Agreement.



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         (b) Except as set forth above in  subparagraph  (a) of this Section 3.2 and as contemplated by this Agreement, there are outstanding (i) no shares of capital stock or other voting securities of the Company; (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company; (iii) no options or other rights to acquire from the Company, and no obligation of the Company to issue or sell, any shares of capital stock or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such capital stock or voting securities; and (iv) other than employee compensation plans based on the Company's earnings and executive officer employment agreements, no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of Common Stock or any other securities of the type described in clauses
(i)-(iv) of the preceding sentence.

         3.3 Authority Relative to This Agreement. The Company has full corporate power and authority to execute, deliver, and perform this Agreement to which it is a party and to consummate the transactions contemplated hereby. The execution, delivery, and performance by the Company of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and constitutes, and the Warrant, when executed by the Company will be, a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally or by general principles of equity.

         3.4 Noncontravention. The execution, delivery, and performance by the Company of this Agreement and the Warrants and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of the Company's Restated Certificate of Incorporation or the Company's Bylaws, as amended, or the charter, bylaws or other governing instruments of any Subsidiary, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the properties of the Company or any Subsidiary, or (iv) assuming compliance with the matters referred to in
Section 3.5, violate any Applicable Law binding upon the Company or any Subsidiary, except, in the case of clauses (ii), (iii), and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, or Encumbrances which would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company and the Subsidiaries taken as a whole or the ability of the Company to consummate the transactions contemplated hereby.


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         3.5   Governmental   Approvals.   No  consent,   approval,   order,  or
authorization of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery, or performance by the Company of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable requirements of the HSR Act; (ii) compliance with any applicable requirements of the Securities Act; (iii) compliance with any applicable requirements of the Exchange Act; (iv) compliance with any applicable state securities laws; and (v) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company or on the ability of the Company to consummate the transactions contemplated hereby. The representations and warranties of the Company contained in this Section 3.5, insofar as such representations and warranties pertain to compliance by the Company with the requirements of the Securities Act and applicable state securities laws, are based on the representations and warranties of Buyers contained in Section 4.5.

         3.6 Authorization of Issuance: Reservation of Shares. When issued and delivered pursuant to this Agreement against payment therefor, the Warrants will have been duly authorized, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided therein. During the period within which the Warrants may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants. All shares of Common Stock which are issuable upon exercise of the Warrants (the "Warrant Shares") will, when issued, be validly issued, fully paid and nonassessable. Upon exercise of the Warrants the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

         3.7 SEC Filings. The Company has filed with the Commission all forms, reports, schedules, statements, and other documents (excluding exhibits) required to be filed by it since September 30, 1995 under the Securities Act, the Exchange Act, and all other federal securities laws. All forms, reports, schedules, statements, and other documents (including all amendments thereto) filed by the Company with the Commission since such date are herein collectively referred to as the "SEC Filings." The SEC Filings, at the time filed, complied in all material respects with all applicable requirements of federal securities laws. None of the SEC Filings, including, without limitation, any financial statements or schedules included therein, at the time filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading except as the same was corrected or superseded in a subsequent document duly filed with the Commission. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the SEC Filings present fairly in all material respects, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto and, in the case of the unaudited consolidated interim financial statements, except to the extent that preparation

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of such financial  statements in accordance with generally  accepted  accounting principles is not required by applicable rules of the Commission), the consolidated financial position of the Company as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any interim financial statements).

         3.8 Rights Plan. Based upon the representation of Buyer in Section 4.6 hereof and relying upon the information in the most recent Schedule 13D filed by Rainwater-Magellan Holdings, L.P. related to stock ownership in the Company, the execution of this Agreement and the issuance of the Warrant Shares (assuming the continued validity of the representation of Buyer in Section 4.6 hereof) shall not cause an issuance of certificates within the meaning of Section 3 of the Rights Agreement dated as of July 21, 1992, as amended by the First Amendment to Rights Agreement, dated as of May 30, 1997 between the Company and First Union National Bank of North Carolina (the "Rights Agreement") or a Triggering Event as defined in the Rights Agreement.


                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Company that:

         4.1 Organization. Buyer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation.

         4.2 Authority Relative to This Agreement. Buyer has full power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by Buyer of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally or by general principles of equity.

         4.3 Noncontravention. The execution, delivery, and performance by Buyer of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of the charter, bylaws, or similar organizational documents of Buyer,
(ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the properties of Buyer, or (iv) violate any Applicable Law binding upon Buyer, except, in the

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case of clauses (ii), (iii), and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, or Encumbrances which would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of Buyer or on the ability of Buyer to consummate the transactions contemplated hereby.

         4.4 Governmental Approvals. Other than any HSR Act filing, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement or the consummation by it of the transactions contemplated hereby.

         4.5 Purchase for Investment. Buyer has been furnished with all information that it has requested for the purpose of evaluating the proposed acquisition of the Warrants pursuant hereto, and Buyer has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operations, and financial condition and the terms and conditions of the issuance of the Warrants. Buyer is acquiring the Warrants to be purchased by it for its own account for investment and not for distribution in any manner that would violate applicable securities laws. Buyer can bear the risk of an investment in the Warrants, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a prospective investment in the Warrants. The acquisition of such Warrants by Buyer at Closing shall constitute Buyer's confirmation of the foregoing representations. Buyer understands that such Warrants are being sold to it in a transaction which is exempt from the registration requirements of the Securities Act, and that, in making the representations and warranties contained in Section 3.5 pertaining to compliance by the Company with the requirements of the Securities Act and applicable securities laws, the Company is relying, to the extent applicable, upon Buyer's representations set forth herein.

         4.6 No Other Shares. Except for such rights as may be conferred on Buyer by this Agreement, as of the date hereof, Buyer does not beneficially own, directly or indirectly through any subsidiary, or any affiliate of the Buyer in which the Buyer directly or indirectly owns stock or equity interests, and Crescent Real Estate Equities Company does not own, any shares of capital stock of the Company.


                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

         5.1 Press Releases. Except as may be required by Applicable Law, neither Buyer, on the one hand, nor the Company, on the other, shall issue any press release with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld under the circumstances). Any such press release required by Applicable Law shall only be made after reasonable notice to the other party.


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         5.2 Stock  Exchange  Listing.  The Company  shall use its  commercially reasonable best efforts to cause the Warrant Shares to be approved for listing on the New York Stock Exchange, subject to official notice of issuance, prior to the date any such Warrant Shares become issuable upon the exercise of the Warrants.

         5.3      Registration Rights.

         (a) Registration of Warrant Shares. At least 90 days prior to the date on which the Warrant Shares are issuable upon exercise of the Warrant, the Company will prepare and file one or more registration statements under the Securities Act, and use its commercially reasonable best efforts to cause such registration statements to become effective as promptly as possible, with respect to the issuance of the Warrant Shares upon exercise of the Warrants and the resale of the Registrable Warrant Shares.

         (b) Registration Procedures. With respect to each registration statement filed in accordance with this Section 5.3 (the "Registration Statement"), the Company shall:

                  (i) cause the Registration Statement and the related prospectus and any amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act and under the rules and regulations promulgated thereunder, and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith, and upon the mandatory expiration of the Registration Statement, one or more additional registration statements, as may be necessary to keep the Registration Statement effective on a continual basis for so long as the Buyer or its permitted transferee owns any Underlying Warrant Shares; provided that the Company shall not be required to maintain the effectiveness of any Registration Statement filed hereunder for a period in excess of twelve years and sixty (60) days from the Closing Date;

                  (iii) furnish, upon written request, to Buyer a copy of any amendment or supplement to the Registration Statement or prospectus prior to filing it after effectiveness and not file any such amendment or supplement to which Buyer shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations promulgated thereunder;

                  (iv) furnish to Buyer such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus used in connection therewith (including, without limitation, each preliminary prospectus and final prospectus) and such other

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         document as Buyer may reasonably request in order to facilitate the disposition of the Registrable Warrant Shares owned by Buyer;

                  (v) use its commercially reasonable best efforts to register or qualify all Registrable Warrant Shares covered by the Registration Statement under such other securities or blue sky laws of the states of the United States as may be required for the issuance and sale of the Registrable Warrant Shares, to keep such registration or qualification in effect for so long as the Registration Statement remains in effect except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not and would not, but for the requirements of this Section 5.3, be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (vi) prior to any sale of the Registrable Warrant Shares effected on a national securities exchange, deliver to such national securities exchange copies of the prospectus to be used in connection with the offering to be conducted pursuant to the Registration Statement;

                  (vii) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes or in the judgment of the Company may include an untrue statement of a material fact or omits or may omit to state any material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances in which they were made, which circumstance requires amendment of the Registration Statement or supplementation of the prospectus, prepare and file as promptly as reasonably possible a supplement to or an amendment of such prospectus as may be necessary so that, as when delivered (if required by the Securities Act) to a purchaser of Registrable Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances in which they were made;

                  (viii) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations under the
         Securities Act and, in its discretion, to make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act;

                  (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Warrant Shares covered by the
         Registration Statement from and after a date not later than the effective date of the Registration Statement;


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                  (x) use its  commercially  reasonable best efforts to list all
         Registrable Warrant Shares covered by the Registration Statement on any national securities exchange on which securities of the same class as the Registrable Warrant Shares are then listed;

                  (xi) after any sale of the Registrable Warrant Shares pursuant to this Section 5.3, to the extent not prohibited by law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to the Registrable Warrant Shares;

                  (xii) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance, and scope) and take all such other actions as the holders of a majority of the Registrable Warrant Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Warrant Shares;

                  (xiii) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the disqualification of any Common Stock included in the Registration Statement for sale in any jurisdiction, the Company will use its commercially reasonable best efforts promptly to obtain the withdrawal of such order; and

                  (xiv) use its commercially reasonable best efforts to cause such Registrable Warrant Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Buyer thereof to consummate the disposition of such Warrant Shares.

         (c) Obligations of Buyer. The Buyer holding Registrable Warrant Shares shall furnish to the Company such information regarding the Buyer as the Company may from time to time reasonably request in writing (and will notify the Company of any changes in such information) and as shall be required by the Securities Act in connection with such registration.

         (d) Delay of Sales. During any period in which the Company is maintaining the effectiveness of a Registration Statement for the Registrable Warrant Shares pursuant to this Section 5.3, the Company shall have the right, upon giving notice to the Buyer holding Registrable Warrant Shares of the exercise of such right, to require the Buyer not to sell any Registrable Warrant Shares pursuant to such Registration Statement for a period of time the Company deems reasonably necessary, which time shall be specified in such notice but in no event longer than a period of 90 days, if (i) the Company is engaged in an offering of shares by the Company for its own account or is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any such negotiation, step, event or state of facts being herein called a "Material Activity"), (ii) such Material Activity would, in the opinion of counsel for the Company reasonably acceptable to Buyer, require disclosure so as to permit the Registrable Warrant Shares to be sold in compliance with applicable law, and (iii) such disclosure would, in the reasonable judgment of the Company, be adverse to its interests in any material respect. The Company shall have no obligation to include in any notice contemplated by this subparagraph (f) any reference to or description of the facts based upon which the Company is delivering such notice.

         (e)      Indemnification.

                  (i) The Company shall indemnify and hold harmless the Buyer holding Registrable Warrant Shares and its directors, Affiliates and officers, and each other person, if any, who controls the Buyer within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel), joint or several, to which the Buyer or any such director, Affiliate or officer or participating or controlling person may become subject under the Securities Act or otherwise in connection with or as a result of a sale by the Buyer of the Registrable Warrant Shares, insofar as such losses, claims, damages, liabilities or expenses (or related actions or proceedings) arise out of or are based upon (i) any untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or any document incorporated by reference in the Registration Statement, or (ii) any omission to state in any such document a material fact required to be stated in any such document or necessary to make the statements in any such document not misleading, and the Company will reimburse the Buyer and each such director, Affiliate, officer, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or expense (or action or proceeding in respect of any such loss, claim, damage, liability or expense) which arises out of or is based upon an untrue statement or omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement except for any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Buyer or any such director, Affiliate, officer, participating person or controlling person for use in the preparation of the Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer or any such director, Affiliate, officer, participating person or controlling person and shall survive the transfer of Registrable Warrant Shares by the Buyer.

                  (ii) The Buyer shall indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (i) of this subparagraph (f)) the Company, each director of the Company, each officer of the Company who shall sign the Registration Statement and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement in or omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus included in the Registration Statement, or any amendment or supplement to the Registration Statement, but only to the extent that such statement or omission was made in direct reliance upon and in conformity with written information furnished to the Company by the Buyer for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Warrant Shares by the Buyer.

                  (iii) Indemnification under this Section 5.3 shall be made as set forth in Article IX hereof.

         (f) Registration Expenses. All expenses incident to the Company's registration of the Registrable Warrant Shares pursuant to the provisions of this Section 5.3, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing and engraving expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and any selling commissions) and any persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company; provided, that, all expenses incurred by the Buyer holding Registrable Warrant Shares to retain any counsel, accountant or other advisor will not be deemed to be Registration Expenses and will be paid by the Buyer. The underwriting discounts or commissions and any selling commissions together with any stock transfer or similar taxes attributable to sales of the Registrable Warrant Shares will be paid by the Buyer.

         5.4 Fees and Expenses. The parties shall each pay their own fees and expenses and those of their agents, advisors, attorneys and accountants with respect to the negotiation and execution of this Agreement.

         5.5      Restrictions on Transfers: Restrictions on Exercise of
Warrants.

         (a) Restrictions on Transfer of Warrants and Warrant Shares. Subject to the provisions of subsections (b) and (c), without having obtained the prior written consent of the Company, the Buyer shall not:

                  (i) sell or transfer any of the Warrants held by it to any other person, except for Excluded Transfers (as defined below) or to a wholly owned Subsidiary; and

                  (ii) prior to the twelfth anniversary of the Closing Date, except for an Excluded Transfer, sell or transfer in a privately negotiated transaction to a single purchaser and its Affiliates, or any "Group" (as such term is defined in Rule 13d-5(b)(1) under the Exchange
         Act) any combination of Warrants and/or Warrant Shares, if the aggregate number of Warrant Shares and Underlying Warrant Shares to be so transferred equals 5% or more of the Common Stock then outstanding on a fully-diluted basis (i.e. including all shares of Common Stock issuable under the terms of any options, warrants and similar rights).

         (b)  Exceptions to Transfer  Restrictions.  Notwithstanding  subsection
(a), the Buyer may sell or transfer any of the Warrants and/or Warrant Shares to any person pursuant to, as a result of, or in connection with (i) a tender offer or an exchange offer approved by the Board of Directors of the Company; (ii) the consummation of a merger (provided the Company is not the surviving corporation in such merger), consolidation, or a sale of all or substantially all the assets of the Company; or (iii) any other "Fundamental Change Transaction" (as such term is defined in the Warrant) (any transfer pursuant to this Section 5.5(b), an "Excluded Transfer").

         (c) Transferees. During the period in which the restrictions set forth in this Section 5.5 remain applicable, neither Buyer nor any transferee shall be entitled to, directly or indirectly, sell or transfer any of the Warrants and/or Warrant Shares in an Excluded Transfer to any person who is not a party to this Agreement, unless the purported transferee executes an instrument acknowledging that it is bound by the terms of this Section 5.5 and such instrument is delivered to the Company.

         5.6 Indemnification of Brokerage. Each of the parties hereto agrees to indemnify and hold harmless each other party from and against any claim or demand for a commission or other compensation by any financial advisor, broker, agent, finder, or similar intermediary claiming to have been employed by or on behalf of such indemnifying party and to bear the cost of legal fees and expenses incurred in defending against any such claim or demand.

         5.7 Delivery of Information. The Company will deliver to the Buyer promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K (or their equivalents) which the Company shall have filed with the Commission or any similar reports filed with any state securities commission or office.

         5.8 Rule 144 and Rule 144A Information. With a view to making available to the Buyer the benefits of Rule 144 and Rule 144A promulgated under the 1933 Act and any other rule or regulation of the Commission that may at any time permit the Buyer to sell Common Stock of the Company to the public without registration, the Company agrees to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (iii) furnish to Buyer forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the

         Company and such other reports and documents so filed by the Company under the Securities Act and the Exchange Act and (C) such other information as may be reasonably requested by each Buyer in availing itself of any rule or regulation of the Commission which permits the selling of any such securities without registration; and

                  (iv) comply with all rules and regulations of the Commission applicable to the Company in connection with use of Rule 144A (or any successor thereto); and

                  (v) within five business days of the Company's receipt of a request made by, or on behalf of, any prospective transferee of who is a Qualified Institutional Buyer (as defined in Rule 144A) and would be purchasing Common Stock of the Company in reliance upon Rule 144A), provide to such prospective transferee copies of annual audited and quarterly unaudited financial statements of the Company for it to comply with Rule 144A.

         5.9      Standstill.

         (a) General. Buyer agrees that during the four year period ending on the anniversary of the Closing Date, it will not, and it will cause its Affiliates and employees (other than Richard E. Rainwater, John C. Goff and Gerald W. Haddock) not to, purchase additional shares (excluding any acquisition of shares of Common Stock or Equity Securities pursuant to warrants outstanding pursuant to that certain Stock and Warrant Purchase Agreement dated December 22, 1995 between the Company and Richard E. Rainwater and certain other buyers) of the Company's Common Stock (or other Equity Securities) so that Buyer and its Affiliates and employees collectively own 20% or more of the Company's Common Stock then outstanding; provided, however, that Buyer and its Affiliates and employees shall not be deemed to own 20% or more of the Common Stock then outstanding solely by reason of the Company's purchase of any Common Stock unless thereafter Buyer and its Affiliates and employees purchase any additional shares of Common Stock (excluding any acquisition of Warrant Shares upon exercise of the Warrants, which shall not be restricted hereunder).

         (b) Additional Standstill Obligations. Buyer further agrees that during the twelve year period ending on the anniversary of the Closing Date, it will not, and it will cause its Affiliates and employees not to, without prior Company consent, (i) effect or cause to be effected any (A) "solicitation" of "proxies" (as such terms are used in the proxy rules of the Commission) with respect to the Company or any action resulting in such person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the Commission) with respect to the Company, or (B) any tender or exchange offer or offer for a merger, consolidation, share exchange or business combination involving the Company or substantially all of its assets, (ii) propose any matter for submission to a vote of the stockholders of the Company, or (iii) sell any shares of the Company's Common Stock (or other Equity Securities) short.

         (c) Amendments to Rights Agreement. If the Company undertakes the purchase of any Common Stock under circumstances in which any exercise of Warrants would be considered to cause Buyer and its Affiliates to become an "Acquiring Person" under the Rights Agreement, the Company agrees to amend the Rights Agreement to either (i) include the Buyer and its Affiliates in the definition of an "Initial Shareholder", or (ii) change the definition of "Exempt Person" so as to exclude any exercise of the Warrants from being considered as an additional purchase of shares of Common Stock for purposes of the Rights Agreement. The Company agrees to amend the Rights Agreement prior to Closing to the extent, if any, necessary to prevent any of the transactions contemplated hereby, including any issuance of Warrant Shares, to cause an issuance of certificates under Section 3 of the Rights Agreement or a Triggering Event under the Rights Agreement.

         5.10 Notices. The Company agrees to give the Buyer notice of any of the events referred to in Section 4(g) of the Warrants at least five (5) Business Days prior to any record date established or related to any such event which the Buyer agrees to keep strictly confidential unless and until any such event has been publicly announced.

         5.11 Survival of Covenants. Except for any covenant or agreement which by its terms expressly terminates as of a specific date, the covenants and agreements of the parties hereto contained in this Agreement shall survive the Closing without contractual limitation.


                                   ARTICLE VI

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

         The   obligations  of  the  Company  to  consummate  the   transactions
contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         6.1 Representations and Warranties True. All the representations and warranties of Buyer contained in this Agreement shall be true and correct on and as of the Closing Date in all material respects, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date, except to the extent contemplated by this Agreement.

         6.2 Covenants and Agreements Performed. Buyer shall have performed and complied with all covenants and agreements required by this Agreement, if any, to be performed or complied with by it on or prior to the Closing Date in all material respects.

         6.3 HSR Act. To the extent that the HSR Act is applicable to the transaction contemplated herein, all waiting periods (and any extensions thereof) applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

         6.4 Legal Proceedings. No Proceeding shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

         6.5 Certificate. The Company shall have received a certificate executed by a duly authorized person on behalf of Buyer dated the Closing Date, representing and certifying, in such detail as the Company may reasonably request, that the conditions set forth in Sections 6.1, 6.2 and 6.4 have been fulfilled.

         6.6 Other Conditions. All conditions to closing set forth in the REIT Purchase Agreement have been satisfied or waived.

         6.7 Other Transactions. All Transactions under the other Transaction Documents (as defined in the REIT Purchase Agreement) have been consummated contemporaneously herewith.


                                   ARTICLE VII

                       CONDITIONS TO OBLIGATIONS OF BUYER

         The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         7.1 Representations and Warranties True. All the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date in all material respects, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date, except to the extent contemplated by this Agreement.

         7.2 Covenants and Agreements Performed. The Company shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date in all material respects.

         7.3 Legal Proceeding. No Proceeding shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

         7.4 Certificates. Buyer shall have received a certificate or certificates representing the Warrants, in definitive form representing the Warrants purchased by it, ( in substantially the form set forth in Exhibit A hereto) registered in the name of Buyer and duly executed by the Company.

         7.5 Other Conditions. All conditions to closing the REIT Purchase Agreement have been satisfied or waived.

         7.6 Other Transactions. All Transactions under the other Transaction Documents (as defined in the REIT Purchase Agreement) have been consummated contemporaneously herewith.


                                  ARTICLE VIII

                       TERMINATION, AMENDMENT, AND WAIVER

         8.1 Termination. This Agreement shall be terminated and the transactions contemplated hereby abandoned if the REIT Purchase Agreement is terminated.

         8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall become void and have no effect, except that the agreements contained in this Section and in Sections 5.1, 5.4 and 5.6 and Article IX shall survive the termination hereof. Nothing contained in this Section shall relieve any party from liability for any breach of this Agreement.

         8.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by or on behalf of all the parties hereto.

         8.4 Waiver. No failure or delay by a party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The provisions of this Agreement may not be waived except by an instrument in writing signed by or on behalf of the party against whom such waiver is sought to be enforced.


                                   ARTICLE IX

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

         9.1 Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto shall survive the Closing, regardless of any investigation made by or on behalf of any party, until the first anniversary of the Closing Date (the "Survival Date"). No action may be brought with respect to a breach of any representation after the Survival Date unless, prior to such time, the party seeking to bring such an action has notified the other party of such claim, specifying in reasonable detail the nature of the loss suffered. The provisions of this Section 9.1 shall have no effect upon any of the covenants of the parties set forth in Article V or any of the other obligations of the parties hereto under the Agreement, whether to be performed later, at or after the Closing.

         9.2 Indemnification by Company. The Company shall indemnify, defend, and hold harmless Buyer from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by Buyer, directly or indirectly, by reason of or resulting from any breach by the Company of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto. Notwithstanding anything to the contrary contained herein, the Company's indemnity obligations hereunder (i) will not extend to Damages arising out of negligence, willful misconduct or fraud of the Buyer and (ii) with respect to indemnification Damages under this Section 9.2 (other than, for each of (i) and (ii), Damages related to the ability of the Buyer to exercise the Warrants, receive the Warrant Shares, or sell the Warrant Shares related to the failure of Magellan to effect the registration of the Warrant Shares), the Company's indemnification obligations (x) for a period of two (2) years following the Closing, shall not arise until the aggregate Damages resulting from the breach exceed $1,000,000, at which time such indemnity obligations shall cover all Damages, and (y) after two (2) years following the Closing, shall not arise until the aggregate Damages during such period resulting from the breach exceed $10,000,000, at which time such indemnity obligations shall cover all Damages.

         9.3 Indemnification by Buyer. Buyer shall indemnify, defend, and hold harmless the Company from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by the Company, directly or indirectly, by reason of or resulting from any breach by Buyer of any of its
representations,   warranties,   covenants,  or  agreements  contained  in  this
Agreement or in any certificate, instrument, or document delivered pursuant hereto. Notwithstanding anything to the contrary contained herein, Buyer's indemnity obligations hereunder (i) will not extend to Damages arising out of negligence, willful misconduct or fraud of the Company and (ii) with respect to indemnification Damages under this Section 9.3, the Buyer's indemnification obligations (x) for a period of two (2) years following the Closing, shall not arise until the aggregate Damages resulting from the breach exceed $1,000,000, at which time such indemnity obligations shall cover all Damages, and (y) after two (2) years following the Closing, shall not arise until the aggregate Damages during such period resulting from the breach exceed $10,000,000, at which time such indemnity obligations shall cover all Damages.

         9.4 Procedure for Indemnification. Promptly after receipt by an indemnified party under Section 9.2 or 9.3 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).


                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Notices. All notices, requests, demands, and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if delivered personally, or transmitted by first class registered or certified mail, postage prepaid, return receipt requested, or sent by prepaid overnight delivery service, or sent by cable, telegram, or telefax, to the parties at the addresses and telefax numbers set forth opposite their names on the signature page hereof (or at such other addresses and telefax numbers as shall be specified by the parties by like notice).

         10.2 Entire Agreement. This Agreement, together with the Transaction Documents, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         10.3 Binding Effect; Assignment; No Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors, and permitted assigns. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Except as provided in Article IX, nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

         10.4 Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

         10.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

         10.6 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.


                                   ARTICLE XI

                                   DEFINITIONS

         11.1 Certain Defined Terms. As used in this Agreement, each of the following terms has the meaning given it in this Article:

                  "Affiliate" has the meaning specified in Rule 12b-2 promulgated under the Exchange Act.

                  "Applicable Law" means any statute, law, rule, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Entity to which a specified person or property is subject.

                  "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in Atlanta, Georgia or Dallas, Texas are authorized or obligated by law or executive order to close.

                  "Encumbrances" means liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition, or otherwise), easements, and other encumbrances of every type and description, whether imposed by law, agreement, understanding, or otherwise.

                  "Equity Ownership Interests" shall mean, with respect to the Buyer, at any time, the fraction (a) having as its numerator the number of shares of Common Stock and Underlying Warrant Shares held beneficially by the Buyer at such time, and (b) having as its denominator the aggregate number of shares of Common Stock (calculated on a fully diluted basis) issued and outstanding at such time.

                  "Equity Securities" means any capital stock of the Company, and any securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock of the Company, or any right, option, warrant or other security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock of the company or any security convertible into or exercisable or exchangeable for, any capital stock of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Agreement" means that certain Exchange Agreement among the Company and certain other parties dated as of December 13, 1995.

                  "Governmental Entity" means any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau, or other authority or instrumentality (domestic or foreign).

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "Person" means any individual, corporation, partnership, joint
         venture,   association,   joint-stock   company,   trust,   enterprise,
         unincorporated organization, or Governmental Entity.

                  "Proceedings"   means   all   proceedings,   actions,   suits,
         investigations,   and   inquiries  by  or  before  any   arbitrator  or
         Governmental Entity.

                  "Registrable Warrant Shares" means the Warrant Shares and any Common Stock or other Equity Securities issued with respect thereto by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

                  "Rights Agreement" means that certain Rights Agreement, dated as of July 21,1992, as amended by the First Amendment to Rights Agreement, dated as of May 30, 1997 between the Company and First Union National Bank of North Carolina, as rights agent.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subsidiary" means any corporation more than 50% of whose outstanding voting securities, or any general partnership, joint venture, or similar entity more than 50% of whose total equity interests, is owned, directly or indirectly, by the Company, or any limited partnership of which the Company or any Subsidiary is a general partner.

                  "Underlying Warrant Shares" shall mean, at any time, all shares of Common Stock which may be acquired upon exercise of the Warrants. For purposes hereof, any person who holds Warrants shall be deemed to be the holder of the Underlying Warrant Shares obtainable upon exercise of such Warrants.

         11.2 Certain Additional Defined Terms. In addition to such terms as are defined in the opening paragraph of and the recitals to this Agreement and in
Section 11.1, the following terms are used in this Agreement as defined in the Sections set forth opposite such terms:

Defined Term                                                   Section Reference

Closing..............................................................Article II
Closing Date.........................................................Article II
Damages.....................................................................9.2
Excluded Transfer...........................................................5.5
Material Activity...........................................................5.3
Purchase Price..............................................................1.2
Registration Expenses.......................................................5.3
Registration Statement......................................................5.3
SEC Filings.................................................................3.7
Survival Date...............................................................9.1
Warrant Shares..............................................................3.6
Warrants....................................................................1.1

         IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.


                                         MAGELLAN HEALTH SERVICES, INC.
Address:
3414 Peachtree Road, N.E. Suite 1400
Atlanta, Georgia 30326                   By:\s\ Linton C. Newlin
Fax: (404) 814-5717                         -----------------------------------
                                             Linton C. Newlin
                                             Vice President and Secretary


                                         CRESCENT OPERATING, INC.


                                         By: \s\ Jeffrey L. Stevens
                                             ----------------------------------
                                               Jeffrey L. Stevens
                                              Chief Financial Officer, Treasurer
                                              and Secretary

                                    EXHIBIT A
                               (Form of Warrants)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

THE RIGHT TO SELL OR OTHERWISE TRANSFER THIS WARRANT IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A WARRANT PURCHASE AGREEMENT DATED JUNE 17, 1997, BETWEEN THE COMPANY AND THE INITIAL BUYER OF THE WARRANTS, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THE WARRANT PURCHASE AGREEMENT AND IN THIS WARRANT, AND NO SALE OR TRANSFER OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

       ------------------------------------------------------------------


                            CRESCENT OPERATING, INC.

             (Incorporated under the laws of the State of Delaware)

                Void after 5:00 p.m., Dallas, Texas, local time,
                               on [June ___], 2001


No. ___                                                        Right to Purchase
                                                                [_______] Shares

                             STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT, for value received, [Magellan Health Services, Inc., a Delaware corporation] (the "Holder"), or registered assigns, is entitled to purchase from Crescent Operating, Inc., a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, an amount as calculated below, of fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at an exercise price as calculated below (the "Exercise Price"). The term "Warrant Shares", as used herein, refers to the shares of Common Stock purchasable hereunder. The number of Warrant Shares issuable pursuant to this Warrant shall be limited to the number of Warrant Shares that bears the same relationship to [_______] Warrant Shares as the number of shares of Common Stock of the Holder issued to the Company and Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent") pursuant to the Warrant Purchase Agreement dated June 17, 1997 by and between the Company and the Holder, and the Warrant Purchase Agreement dated January 29, 1997, as subsequently amended, by and between Crescent and the Holder, respectively (collectively, the "Holder Purchase Agreements") in connection with the respective corresponding numbered warrants, bears to the number of shares of common stock of the Holder issuable under such numbered warrants.

         The Exercise Price shall be the highest price obtained by multiplying a factor of 1.25 by the arithmetic mean, over the period of 30 consecutive days on which the national securities exchange, automated quotation system or over-the-counter market on which the Common Stock is then listed, admitted to trading or quoted (or if such Common Stock is traded on more than one national securities exchange, automated quotation system or over-the-counter market, the national securities exchange, automated quotation system or over-the-counter market as designated by the Company) is open for trading on a regular basis (any such day is a "Trading Day") beginning the Trading Day immediately following June 17, 1997, on each such Trading Day, of the high and low sale prices of shares of Common Stock or if no such sale takes place on such date, the average of the highest closing bid and lowest closing asked prices thereof on such date, in each case as officially reported on the national securities exchange, automated quotation system or over-the-counter market on which the Common Stock is then listed, admitted to trading or quoted. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.

         This Warrant, together with all warrants issued upon transfer, exchange or in replacement hereof pursuant to Paragraph 7 hereof (collectively, the "Warrants"), is issued pursuant to, and is subject to all terms, provisions, and conditions contained in, that certain Warrant Purchase Agreement, dated June [17], 1997 (the "Purchase Agreement"), by and between the Company and the Holder. This Warrant is subject to the following additional terms, provisions, and conditions:

         1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof and the provisions of the Purchase Agreement which restrict the exercise of the Warrants, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto, to the Company during normal business hours on any business day at the Company's principal office in Fort Worth, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), during the Exercise Period (as defined in Paragraph 2), and upon payment to the Company of the Exercise Price for the Warrant Shares specified in said Exercise Agreement, which such payment shall be made in cash or by certified or official bank check. The Company shall not be required to issue fractional Warrant Shares upon any exercise of the Warrant, but instead shall pay to the holder of this Warrant the cash value of any such fractional Warrant Shares. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or its designee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after this Warrant shall have been so exercised.

The certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof, shall, unless the Warrant Shares evidenced by such certificate have previously been registered under the Securities Act of 1933, as amended (the "Securities Act"), be imprinted with a restrictive legend substantially similar to the legend appearing on the face of this Warrant, and shall be registered in the name of said holder or such other name as shall be designated by said holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of said certificates, deliver to said holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised, which Warrant shall be imprinted on its face with the same legend appearing on the face of this Warrant. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of stock certificates (and any new Warrants) pursuant to this Paragraph 1 except that, in case such stock certificates shall be registered in a name or names other than the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the holder hereof to the Company at the time of the delivery of such stock certificates by the Company as mentioned above.

         2. Period of Exercise. Subject to the provisions of the Purchase Agreement which restrict the exercise of the Warrants, this Warrant is exercisable at any time or from time to time during the period commencing when either the Company or Crescent exercises its respective corresponding numbered warrant under the respective Holder Purchase Agreements and ending at 5:00 p.m. Dallas, Texas, local time, on [ ] (the "Exercise Period").

         3. Certain Actions Prohibited. The Company will not, by amendment of certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

         Without limiting the generality of the foregoing,

                  (i) the Company will not increase the par value of the shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect,

                  (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Exercise Price upon the exercise of this Warrant, or

                  (iii) the Company will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's charter and available for other than the purpose of issue upon such exercise.

         4. Anti-dilution Provisions. The Exercise Price shall be subject to adjustment from time to time as provided in this Paragraph 4. Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the largest number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of this Paragraph 4, the term "Capital Stock," as used herein, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation which may be authorized in the future by an amendment to the Company's charter, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, or shares resulting from any subdivision or combination of the Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in this Paragraph 4, the stock or other securities or property provided for in this Paragraph 4.

         (a) Subdivisions and Combinations. In case at any time the Company shall (i) subdivide the outstanding shares of Capital Stock into a greater number of shares, or (ii) combine the outstanding shares of Capital Stock into a smaller number of shares, the Exercise Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Exercise Price shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Capital Stock outstanding immediately prior to such event shall bear to the total number of shares of Capital Stock outstanding immediately after such event. Such adjustment shall become effective immediately after the effective date of a subdivision or combination.

         (b) Stock Dividends. In case the Company at any time after the date hereof shall declare, order, pay or make any dividend or other distribution to all holders of the Capital Stock payable in Capital Stock, then in each such case, subject to Paragraph 4(d) hereof, the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced to a price (calculated to the nearest .001 of a cent) determined by multiplying such Exercise Price by a fraction

                  (i) the numerator of which shall be the number of shares of Capital Stock outstanding immediately prior to such dividend or distribution, and

                  (ii) the denominator of which shall be the number of shares of Capital Stock outstanding immediately after such dividend or distribution.

         Such adjustment shall be made on the date such dividend is paid or such distribution is made and shall become effective retroactive to the record date for the determination of shareholders entitled to receive such dividend or distribution.

         (c) Dividends other than Stock Dividends. In case the Company at any time after the date hereof shall declare, order, pay or make any dividend or other distribution to all holders of the Capital Stock, other than a dividend payable in shares of Capital Stock (including, without limitation, dividends or distributions payable in cash, evidences of indebtedness, rights, options or warrants to subscribe for or purchase any Capital Stock or other securities, or any other securities or other property), then, and in each such case, subject to Paragraph 4(d) hereof, the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced to a price (calculated to the nearest .001 of a cent) determined by multiplying such Exercise Price by a fraction

                  (i) the numerator of which shall be the "Market Price" (as defined below) in effect on such record date or, if any class of Capital Stock trades on an ex-dividend basis, the trading date immediately prior to the date of commencement of ex-dividend trading, less the value of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Capital Stock, and

                  (ii) the denominator of which shall be such Market Price on such record date of, if any class of Capital Stock trades on an ex-dividend basis, the trading date immediately prior to the date of commencement of ex-dividend trading.

         Such adjustment shall be made on the date such dividend is paid or such distribution is made and shall become effective retroactive to the record date for the determination of shareholders entitled to receive such dividend or distribution.

         For the purpose hereof, "Market Price" shall mean, on any date specified herein, (A) if any class of Capital Stock is listed or admitted to trading on any  national  securities  exchange,  the highest  price  obtained by taking the arithmetic mean over a period of 20 consecutive days on which such national securities exchange (or if such stock is traded on more than one national securities exchange, the exchange the Company has designated under the Securities Exchange Act of 1934 to receive copies of reports filed by the Company under such act) is open for trading on a regular basis (any such day is a "Trading Day") ending the Trading Day immediately prior to such date of the average, on each such Trading Day, of the high and low sale prices of shares of each such class of Capital Stock or if no such sale takes place on such date, the average of the highest closing bid and lowest closing asked prices thereof on such date, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading, or (B) if no shares of any class of Capital Stock are then listed or admitted to trading on any national securities exchange, the highest closing price of any class of Capital Stock on such date [traded] in the over-the-counter market[or quoted by and automated quotation system] or, if no such shares of any class of Capital Stock are then quoted in any such system, as published by the National Quotation Bureau, Inc. or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company. If no shares of any class of Capital Stock are then listed or admitted to trading on any national securities exchange and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, "Market Price" shall mean the higher of (x) the book value per share of Capital Stock (assuming for the purposes of this calculation the economic equivalence of all shares of all class of Capital Stock) as determined on a fully diluted basis in accordance with generally accepted accounting principles by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the fair value per share of classes of Capital Stock (assuming for the purposes of this calculation the economic equivalence of all shares of all classes of Capital Stock), as determined on a fully diluted basis in good faith by the Board of Directors of the Company, as of a date which is 15 days preceding the date as of which the determination is to be made.

         (d) Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required pursuant to this Paragraph 4 would be less than one percent (1%) of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent (1%) of such Exercise Price; provided that, upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall, with respect to the portion of this Warrant then exercised, be made to the nearest .001 of a cent.

         (e) Fundamental Change Transaction. In case at any time after the date hereof a purchase, tender, or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Capital Stock, or the Company is otherwise a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all the Company's assets, liquidation, or recapitalization of the Capital Stock) which is to be effected in such a way that as a result of such transaction or offer (x) the holders of Common Stock (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled to receive stock or other securities or property (including cash) with respect to or in exchange for Common Stock (or such other securities), or (y) the Capital Stock ceases to be a publicly traded security either listed on the American Stock Exchange or the New York Stock Exchange, traded in the over-the-counter market, or quoted on an automated quotation system, or any successor thereto or comparable system (each such transaction being herein called a "Fundamental Change Transaction"), then, as a condition of such Fundamental Change Transaction, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the shares of Common Stock (or such other securities) purchasable immediately before such transaction upon the exercise hereof, such stock or other securities or property (including cash) as may be issuable or payable with respect to or in exchange for a number of outstanding shares of

Common Stock (or such other securities) equal to the number of shares of Common Stock (or such other securities) purchasable immediately before such transaction upon the exercise hereof, had such Fundamental Change Transaction not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, the provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable upon exercise hereof) shall thereafter be applicable, as nearly as reasonably may be, in relation to the stock or other securities or property thereafter deliverable upon the exercise hereof (including an immediate adjustment of the Exercise Price if by reason of or in connection with such Fundamental Change Transaction any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Exercise Price). In the event of a consolidation or merger of the Company with or into another corporation or entity as a result of which a greater or lesser number of shares of common stock of the surviving corporation or entity are issuable to holders of Capital Stock in respect of the number of shares of Capital Stock outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Capital Stock. The Company shall not effect any such Fundamental Change Transaction unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets and any other corporation or entity the shares of stock or other securities or property of which are receivable thereupon by the holder of this Warrant shall expressly assume, by written instrument executed and delivered (and satisfactory in form) to the holder of this Warrant, (I) the obligation to deliver to such holder such stock or other securities or property as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (ii) all other obligations of the Company hereunder.

         (f) Notice of Adjustment. Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to the holder of this Warrant a notice stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Within 90 days after each fiscal year in which any such adjustment shall have occurred, or within 30 days after any request therefor by the holder of this Warrant stating that such holder contemplates exercise of this Warrant, the Company will deliver to the holder of this Warrant a certificate of the Company's chief financial officer confirming the statements in the most recent notice delivered under this Paragraph 4(f).

         (g)      Other Notices.  In case at any time:

                  (i) the Company shall declare or pay to all the holders of Capital Stock any dividend (whether payable in Capital Stock, cash, securities or other property);

                  (ii) the Company shall offer for subscription pro rata to all the holders of Capital Stock any additional shares of stock of any class or other rights;

                  (iii) there shall be any capital reorganization, or reclassification of the Capital Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all its assets to, another corporation or other entity;

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Company; or

                  (v)     there shall be any other Fundamental Change
Transaction;

then, in any one or more of such cases, the Company shall give to the holder of this Warrant (a) at least five (5) Business Days prior to the record date established or related to any event referred to in clause (I) - (v) above (which, for purposes of events referred to in clauses (I) - (v) above, shall be the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or Transaction) written notice of such record date and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or Transaction known to the Company, at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution, or subscription rights, the date on which such holders of Capital Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which such holders of Capital Stock shall be entitled to exchange their Capital Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or Transaction, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act, or to a favorable vote of security holders, if either is required.

         (h) Certain Events. If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make such adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holder of this Warrant; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Paragraph 4.

         5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any warrant or certificate in a name other than the holder of this Warrant.

         6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7.       Transfer, Exchange, and Replacement of Warrant; Registration
Rights.

         (a) Restrictions on Transfer of Warrants. This Warrant shall not be transferable to any person or entity other than a wholly-owned affiliate of the Holder or as permitted under the Purchase Agreement. The transfer of this Warrant to a wholly-owned affiliate or other transferee permitted under the Purchase Agreement and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to in Paragraph 7(e) hereof by the holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed. Upon any transfer of this Warrant to any wholly-owned affiliate or other permitted transferee, other than a wholly-owned affiliate or other permitted transferee who is at that time a holder of other Warrants, the Company shall have the right to require the holder and the affiliate or other transferee to make customary representations to the extent reasonably necessary to assure that the transfer will comply with the Securities Act and any applicable state securities laws. Each holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, then endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant and to the registration of transfer hereof on the books of the Company; but until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) hereof, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to be imprinted with the same legend appearing on the face of this Warrant and to represent the right to purchase such number of shares as shall be designated by said holder hereof at the time of such surrender. For purposes hereof, the term "Warrant" shall be deemed to include any and all such replacement Warrants, whether issued pursuant to this subparagraph (b) or any other Paragraph hereof.

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

         (e) Register. The Company shall maintain, at its principal office in Fort Worth, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Registration Rights. The issuance of any Warrant Shares required to be reserved for purposes of exercise of this Warrant and the resale of such Warrant Shares are entitled to the benefits of the registration rights set forth in the Purchase Agreement.

         8. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company at 777 Main Street, Fort Worth, Texas 76102, Attention: Chief Financial Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by telegram or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

          9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF DELAWARE, WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE.

         10. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific enforcement of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11.  Miscellaneous.

         (a) Amendments. This Warrant and any provision hereof may not be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

         (b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) Successors and Assigns. This Warrant shall, to the extent provided in Section 4(e), be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on this __ day of June __, 1997.

                                    CRESCENT OPERATING, INC.



                                    By:__________________________
                                       Name: Gerald W. Haddock
                                       Title: President and Chief
                                              Executive Officer


[CORPORATE SEAL]



Attest:



_____________________________
Jeffrey L. Stevens, Secretary

                           FORM OF EXERCISE AGREEMENT


                                                     Dated: _____________, ____.

To:      ____________________
         ____________________
         ____________________
         Attention:  ________

         The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase _____ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant [in cash or by certified or official bank check in the amount of $______________] held by the undersigned and any applicable taxes payable by undersigned. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                       Name:___________________________________________________



                       Signature:______________________________________________
                       Title of Signing Officer or Agent (if any):_____________

                       Note:    The  above   signature should correspond
                                exactly with the name on the face of the within Warrant or with the name of the assignee appearing in the assignment form.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights represented by and under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:


Name of Assignee                 Address                           No. of Shares
----------------                 -------                           -------------






, and hereby irrevocably constitutes and appoints _______________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: ______________, ____.

In the presence of


-----------------------------------


                                 Name:_________________________________________


                                 Signature:____________________________________
                                 Title of Signing Officer or Agent
                                 (if any):_____________________________________
                                 Address: _____________________________________


                                 Note: The above signature should correspond exactly with the name on the face of the within Warrant.